UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 9, 2008

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure

     Chief Operating Officer Kelly King will present at the Lehman Brothers 2008 Financial Services Conference in New York City on Tuesday, September 9 at 10:30 a.m. EDT. The presentation will focus on BB&T’s financial performance and corporate strategy. A live audio webcast will be available on BB&T’s Web site at http://www.BBT.com/investor. Presentation slides have been posted on the site. A replay of the presentation will be available at http://www.BBT.com following the live event and remain on the site for 30 days.

            A copy of the press release announcing the events described above is attached as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01   Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Copy of Press Release announcing presentation at Lehman Brothers Global Financial Services Conference in New York CIty on Tuesday, Sept 9 at 10:30 a.m. EDT.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       September 9, 2008